Exhibit 10.61


                   NORTHWEST AIRLINES, INC.

            SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                      (1995 Statement)

                   NORTHWEST AIRLINES, INC.
            SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                      (1995 STATEMENT)

                      TABLE OF CONTENTS

                                                                  PAGE
SECTION 1. INTRODUCTION  .........................................   1

SECTION 2. PLAN NAME  ............................................   2

SECTION 3. PARTICIPANTS  .........................................   2

           3.1.    Participants
           3.2.    COntinuation of Status

SECTION 4. BENEFITS PAYABLE  .....................................   2

           4.1.    Benefit for Participants
           4.2.    Benefit for BEneficiaries
           4.3.    ancillary Agreements

SECTION 5. FUNDING  ..............................................   5

           5.1.    Unfunded Obligation
           5.2.    Hedging Investments
           5.3.    Corporate Obligation

SECTION 6. GENERAL MATTERS  ......................................   5

           6.1.    Amendments
           6.2.    ERISA Administrator
           6.3.    Service of Process
           6.4.    Limited Benefits
           6.5.    Spendthrift Provision
           6.6.    Certifications
           6.7.    Errors in Computation

SECTION 7. FORFEITURE OF BENEFITS  ...............................   6

SECTION 8. CLAIMS PROCEDURE  .....................................   6

           8.1.    Initiating Benefits
           8.2.    Original Claim
           8.3.    Claims Review Procedure
           8.4.    General Rules

SECTION 9. CONSTRUCTION  .........................................   8

           9.1.    Defined Terms
           9.2.    ERISA Status
           9.3.    IRC Status
           9.4.    Effect on Other Plans
           9.5.    Disqualification
           9.6.    Rules of Document Construction
           9.7.    References to Laws
           9.8.    Effect on EMployment
           9.9.    Choice of Law

SIGNATURE  .......................................................   9

APPENDIX A -- SAMPLE COMPUTATIONS  ............................... A-1

APPENDIX B -- DEFINITIONS  ....................................... B-1

                   NORTHWEST AIRLINES, INC.
            SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                      (1995 STATEMENT)

                         SECTION 1

                       INTRODUCTION


    NORTHWEST AIRLINES, INC., a Minnesota corporation, (the "Principal Sponsor") and certain affiliated corporations maintain a tax-qualified defined benefit pension plan known as the NORTHWEST AIRLINES, INC. RETIREMENT PLAN FOR MANAGEMENT EMPLOYEES (the "Pension Plan") for the purpose of providing retirement benefits to certain eligible employees. The pension Plan is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is intended to qualify as a defined benefit pension plan under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). By operation of section 401(a)(16) of the Code, benefits under the Pension Plan are restricted so that they do not exceed certain maximum benefits allowed under section 415 of the Code. With respect to benefits accruing under the Pension Plan during years beginning after December 31, 1988, section 401(a)(17) of the Code restricts the maximum amount amount of annual compensation which may be taken into account in determining the benefits for any employee. Under the rules of section 401(a)(4) of the Code, some pre-participation and imputed service may not be recognized under the Pension Plan in computing benefits.

    Section 3(36) and section 4(b)(5) of ERISA recognize and authorize the establishment of an unfunded, nonqualified plan of deferred compensation maintained by an employer solely for the purpose of providing benefits for employees in excess of the limitations on benefits imposed under section 415 of the Code. Section 201, 301 and 401 of ERISA also recognize the creation of an unfunded plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

    The Principal Sponsor, pursuant to these provisions of ERISA, previously established and now maintains for the benefit of some management or highly compensated employees who are Participants in the Pension Plan a nonqualified, defined benefits to compensate select officers and management employees for qualified and nonqualified retirement benefits that would have been earned but for a mid-career change of employment and to provide and incentive to remain with the Principal Sponsor.

    Therefore, effective as of January 1, 1995, the Principal Sponsor hereby creates and establishes this nonqualified deferred compensation plan for the purpose of providing retirement benefits to eligible employees.

                         SECTION 2

                         PLAN NAME

    This employee pension benefit plan shall be referred to as the NORTHWEST AIRLINES, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the "SERP"),


                         SECTION 3

                       PARTICIPANTS

3.1 PARTICIPANTS. The Participants in the SERP shall be those individuals who have been expressly designated as Participants by the Principal Sponsor in writing. The effective date for the commencement of SERP participation for each such individual shall be the date specified in such writing.

3.2 CONTINUATION OF STATUS. Any individual who has become a Participant in the SERP shall continue as a Participant until all benefits which are due under this SERP have been received without regard to whether he or she continues as an officer or a participant in the Pension Plan or an active employee.

                         SECTION 4

                      BENEFITS PAYABLE

4.1.  BENEFIT FOR PARTICIPANTS.

      4.1.1. ENTITLEMENT AND AMOUNT. Upon the retirement or other termination of employment of a Participant who has any vested and nonforfeitable entitlement to an Accrued Benefit under the Pension Plan, this SERP shall pay to a Participant the excess, if any, of:

    (a) the amount that would have been payable to the Participant under the Pension Plan if such benefit had been determined:

         (i) without regard to the benefit limitations under section 415 of the Code, and

        (ii) without regard to the compensation limitation of section 401(a)(17) of the Code, and

       (iii) assuming that the Participant's actual Benefit Service was increased by two (2) additional deemed years of Benefit Service for each actual year of employment completed by the Participant on or after the Participant's effective date for the commencement of SERP participation (not to exceed ten additional deemed years over and above the actual Benefit Service), and

        (iv) computing the Participant's Earnings and Final Average Earnings on the basis of thirty-six (36) months rather than sixty (60) months and without regard to whether those thirty-six (36) months are consecutive, and

         (v) by including in Earnings and in Final Average Earnings amounts not otherwise included because they were deferred at the election of the

              Participant under a nonqualified deferred compensation plan at the time or times when they would have been included but for such election to defer; minus

      (b)  the amount actually paid from the Pension Plan and the Excess Plan.

The definitions of Earnings and Final Average Earnings are, except as specifically provided herein, contained in the Pension Plan. For this purpose and for similar purposes in Section 4.2. notwithstanding anything to the contrary in the definition of Earnings and Final Average Earnings in the Pension Plan: (a) bonuses paid pursuant to the Principal Sponsor's annual bonus program shall be spread evenly over the months on the calendar year in which such bonuses were earned, (b) other bonuses (such as "sign on bonuses") shall be spread evenly over the twelve (12) months in the calendar year in which such bonuses are paid, (c) income attributable in any manner to stock options is not included in Earnings either when paid or received, (d) severance payments, however denominated, are not included in Earnings, and
(e) any gross up payments shall be excluded from Earnings if they relate to items that are themselves excluded from Earnings (such as relocation payments).

       4.1.2. FORM OF PAYMENT. Except as may otherwise be specifically provided in this SERP, this benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) shall be paid to the Participant in the same manner, at the same time, for the same duration and in the same form as if such benefit had been paid directly from the Pension Plan. All elections and optional forms of settlement in effect and all other rules governing the payment of benefits under the Pension Plan shall, to the extent practicable, be given effect under this SERP so that the Participant will receive from a combination of the Pension Plan, the Excess Plan and this SERP the same benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) which would have been received under the Pension Plan. Notwithstanding the foregoing, the benefit payable from this SERP shall commence until:

      (a)  at or after the Participant attains age sixty (60) years, or

      (b) at or after the Participant attains age fifty-five (55) years, but only if the retirement or other termination of employment was :

           (i) by action of the Principal Sponsor other than for Cause (as defined in Section 9), or

           (ii)  for Good Reason (as defined in Section 9), or

           (iii) at the request of or with the prior consent of the Principal Sponsor.

Notwithstanding the provisions of the Pension Plan and the Excess Plan regarding the reduction of benefits for early commencement, if the first payment of the benefit payable under this SERP precedes the last day of the month following the month in which the Participant would attain age sixty-five (65) years, the amount otherwise payable under those first payment precedes the last day of the calendar month following the month in which the Participant would attain age sixty-five (65) years. (Payments made under the Pension Plan and the Excess Plan shall be reduced for early commencement in accordance with the rules in the Pension Plan and the Excess Plan.)

4.2. BENEFIT FOR THE BENEFICIARIES.

      4.2.1. ENTITLEMENT AND AMOUNT. Upon the death of a Participant, this SERP shall pay to the surviving spouse or other joint or contingent annuitant or beneficiary of a Participant the excess, if any, of:

      (a) the amount which would have been payable to such person under the Pension Plan if such benefit had been determined:

              (i) without regard to the benefit limitations under section 415 of the Code, and

              (ii) without regard to the compensation limitation of section 401(a)(17) of the Code, and

              (iii) assuming that the Participant's actual Benefit Service was increased by two (2) additional deemed years of Benefit Service for each actual year of employment completed by the Participant on or after the Participant's effective date for the commencement of SERP participation (not to exceed ten additional deemed years over and above the actual Benefit Service), and

              (iv) computing the Participant's Earnings and Final Average Earnings on the basis of thirty-six (36) months rather than sixty (60) months and without regard to whether those thirty-six (36) months are consecutive, and

               (v) by including in Earnings and in Final Average Earnings amounts not otherwise included because they were deferred at the election of the Participant under a nonqualified deferred compensation plan at the time or times when they would have been included but for such election to defer; minus

         (b)  the amount actually paid from the Pension Plan and the Excess
              Plan.

      4.2.2. FORM OF PAYMENT. This benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) shall be paid to the Participant in the same manner, at the same time, for the same duration and in the same form as if such benefit had been paid directly from the Pension Plan. All elections and optional forms of settlement in effect and all other rules governing the payment of benefits under the Pension Plan shall, to the extent practicable, be given effect under this SERP so that the Participant will receive from a combination of the Pension Plan, the Excess Plan and this SERP the same benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) which would have been received under the Pension Plan if the Excess Plan and the SERP benefit had been paid from the Pension Plan. To the extent relevant to the determination of the amount of benefit payable to a surviving spouse or other joint or contingent annuitant under this SERP, early commencement reduction factors consistent with those applicable to payments to a Participant under Section 4.1 shall also be applied to the benefit payable to any survivor under this Section 4.2.

4.3. ANCILLARY AGREEMENTS. A Participant and the Principal Sponsor may, from time to time, enter into other written agreements which vary the entitlement to, computation of and form of benefits under this SERP including, but not limited to, agreements requiring that this SERP recognize additional periods of Benefit Service or Vesting Service or both and that this SERP recognize additional Earnings and Final Average Earnings. With respect to any such Participant, such written agreement shall be given effect under this SERP as if fully set forth herein.

                         SECTION 5
                          FUNDING

5.1. UNFUNDED OBLIGATION. The obligation of the Principal Sponsor to make payments under this SERP constitutes only the unsecured (but legally enforceable) promise of the Principal Sponsor to make such payments. The Participant shall have no lien, prior claim or other security interest in any property of any Principal Sponsor. If a fund is established by the Principal Sponsor in connection with this SERP, the property therein shall remain the sole and exclusive property of the Principal Sponsor. The Principal Sponsor will pay the cost of this SERP out of its general assets.

5.2. HEDGING INVESTMENTS. If the Principal Sponsor elects to finance all or a portion of its costs in connection with this SERP through the purchase of life insurance or other investments, the Participant agrees, as a condition of participation in this SERP, to cooperate with the Principal Sponsor and relinquishes any claim he or she may have either for himself or herself or any beneficiary to the proceeds of any such investment or any other rights or interests in such investment. If a Participant fails or refuses to cooperate, then notwithstanding any other provision of this SERP (including, without limiting the generality of the foregoing, Section4) the Principal Sponsor shall immediately and irrevocably terminate and forfeit the Participant's entitlement to benefits under the SERP.

5.3. CORPORATE OBLIGATION. Neither the Principal Sponsor's officers nor any member of its Board of Directors in any way secures or guarantees the payment of any benefit or amount which may become due and payable hereunder to or with respect to any Participant. Each Participant and other person entitled at any time to payments hereunder shall look solely to the assets of the Principal Sponsor for such payments as an unsecured, general creditor. After benefits shall have been paid to or with respect to a Participant and such payment purports to cover in full the benefit hereunder, such former Participant or other person or persons, as the Sponsor in connection with this SERP. Neither the Principal Sponsor nor any of its officers nor any member of its Board of Directors shall be under any liability or responsibility for failure to effect any of the objectives or purposes of the SERP by reason of the insolvency of the Principal Sponsor.

                         SECTION 6
                      GENERAL MATTERS

6.1 AMENDMENTS. This SERP may be amended by action of the Principal Sponsor without the consent of any Participant in whole or in part, from time to time and at any time; PROVIDED, HOWEVER, that no amendment of this SERP shall be effective as to a Participant to the extent the amendment would have the effect of diminishing the benefits payable to or with respect to the Participant under this SERP or the procedural rights of the Participant under this SERP unless the Participant has consented to such amendment in writing.

6.2. ERISA ADMINISTRATOR. The Principal Sponsor shall be the plan administrator of this SERP.

6.3. SERVICE OF PROCESS. In the absence of any designation to the contrary by the Principal Sponsor, the Secretary of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the plan.

6.4. LIMITED BENEFITS. This SERP shall not provide any benefits determined with respect to any defined contribution plan.

6.5. SPENDTHRIFT PROVISION. No Participant, surviving spouse, joint or contingent annuitant or beneficiary shall have the power to transmit, assign, alienate, dispose of, pledge or encumber any benefit payable under this SERP before its actual payment to such person. The Principal Sponsor shall not recognize any such effort to convey any interest under this SERP. No benefit payable under this SERP shall be subject to attachment, garnishment, execution following judgment or other legal process before actual payment to such person.

6.6. CERTIFICATIONS. In formation to be supplied or written notices to be made or consents to be given by the Principal Sponsor pursuant to any provision of this SERP may be signed in the name of the Principal Sponsor by any other officer who has been authorized to make such certification or to give such notices or consents.

6.7. ERRORS IN COMPUTATIONS. The Principal Sponsor shall not be liable or responsible for any error in the computation of any benefit payable to or with respect to any Participant resulting from any misstatement of fact made by the Participant or by or on the behalf of any survivor to whom such benefit shall be payable, directly or indirectly, to the Principal Sponsor, and used by the Principal Sponsor in determining the benefit. The Principal Sponsor shall not be obligated or required to increase the benefit payable to or with respect to such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the benefit of any Participant which is overstated by reason of any such misstatement or any other reason shall be reduced to the amount appropriate in view of the truth (and to recover any prior overpayment).

                         SECTION 7

                   FORFEITURE OF BENEFITS

All benefits under this SERP, shall be permanently forfeited if the Participant becomes at any time an employee of any of the top five (5) passenger airlines in the United States (other than the Principal SPonsor) as ranked by revenue passenger miles. In no event shall this Section serve as a basis for requiring a Participant to repay any benefits previously paid to a Participant prior to commencement of such employment.

                         SECTION 8
                      CLAIMS PROCEDURE

8.1. INITIATING BENEFITS. At the earliest time that a Participant may be entitled to receive benefits under this SERP, the Principal Sponsor shall notify the Participant of that entitlement and of the procedures for requesting the payment of benefits hereunder. Without regard to whether such notification is given by the Principal Sponsor, a Participant may request the payment of benefits under this SERP. The Principal Sponsor shall, upon receipt of such request expeditiously process the payment of benefits hereunder.

8.2. ORIGINAL CLAIM. Any person may file with the Principal SPonsor a written claim for benefits under the SERP. Within thirty (30) days after the filing of such a claim, the Principal Sponsor shall notify the claimant in writing whether his or her claim is upheld or denied in circumstances requiring a specified amount of additional time (but not more than sixty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Principal Sponsor shall state in writing:

      (a)     the specific reasons for the denial;

      (b) the specific references to the pertinent provisions of this SERP on which the denial is based;

      (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

      (d) an explanation of the claims review procedure set forth in this section.

8.3. CLAIMS REVIEW PROCEDURE. Within sixty (60) days after receipt of notice that his or her claim has been denied in whole or in part, the claimant may file with the Principal Sponsor a written request for a review and may, in conjunction therewith, submit written issues and comments. Within thirty (30) days after the filing of such request for review, the Principal Sponsor shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than sixty days from the date the request was filed) to reach a decision on the request for review.

8.4.  GENERAL RULES.
       (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denial claim unless made in accordance with the claims procedure. The Principal Sponsor may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Principal Sponsor upon request.

      (b) All decisions on claims and on requests for a review of denied claims shall be made by the Principal Sponsor.

      (c) The Principal Sponsor may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

      (d) Claimants may be represented by a lawyer or other representative (at their own expense). A claimant's representative shall be entitled to receive copies of notices sent to the claimant.

      (e) The decision of the Principal Sponsor on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to be denied.

      (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or his or her representative shall have a reasonable opportunity to review a copy of this SERP and all other pertinent documents in the possession of the Principal Sponsor.

      (g) The Principal Sponsor may permanently or temporarily delegate all or a portion of its authority and responsibility under this
              Section 8 to a committee or individual.

      (h) The procedures and remedies herein are not exclusive. A Participant shall not be required to exhaust these administrative remedies. If there is litigation regarding the benefits payable to or with respect to a Participant, determinations by the Principal Sponsor shall not be afforded any deference and the matter shall be heard DE NOVO.

                         SECTION 9

                       CONSTRUCTION

9.1. DEFINED TERMS. Words and phrases used in this SERP with initial capital letters, which are defined in the Pension Plan documents and which are not separately defined in this SERP shall have the same meaning ascribed to them in the Pension Plan documents unless in the context in which they are used it would be clearly inappropriate to do so. For the purposes of this SERP, the terms "Change in Control," "Cause" and "Good Reason" shall have the meanings specified in the Appendix B to this SERP.

9.2. ERISA STATUS. This SERP is adopted with the understanding that it is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as provided in section 201(2), section 301(3) and section 401(a)(1) of ERISA. Each provision shall be interpreted and administered accordingly.

9.3. IRC STATUS. This SERP is intended to be a nonqualified deferred compensation arrangement. The rules of section 401(a) ET. SEQ. of the Code shall not apply to this SERP. The rules of section 3121(v) and section 3306(r)(2) of the Code shall apply to this SERP.

9.4. EFFECT ON OTHER PLANS. This SERP shall not alter, enlarge or diminish any person's employment rights or obligations or rights or obligations under the Pension Plan, the Excess Plan or any other plan. It is specifically contemplated that the Pension Plan and Excess Plan could, from time to time, be amended and possibly terminated. This SERP shall not preclude any such amendments or terminations. Although the Principal Sponsor is generally free to amend and terminate the Pension Plan and the Excess Plan, no amendment or termination of the Pension Plan or the Excess Plan shall be effective as to a Participant to the extent the amendment or termination would have the effect of diminishing the benefits payable to or with respect to the Participant (or the procedural rights of the Participant) under this SERP unless the Participant has affirmatively agreed in writing to such amendment or termination.

9.5. DISQUALIFICATION. Notwithstanding any other provision of this SERP or any election or designation made under the SERP, any individual who feloniously and intentionally kills a Participant shall be deemed for all purposes of this SERP and all elections and designations made under this SERP to have died before such Participant. A final judgment of conviction of felonious and intentional killing is conclusive for this purpose. In the absence of a conviction of felonious and intentional killing, the Principal Sponsor shall determine whether the killing was felonious and intentional for this purpose.

9.6. RULES OF DOCUMENT CONSTRUCTION. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to the entire SERP and not to any particular paragraph or Section of this SERP unless the context clearly indicates to the contrary. The titles given to the various Sections of this SERP are inserted for convenience of reference only and are not part of this SERP, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Notwithstanding any thing apparently to the contrary contained in this SERP, the SERP shall be construed and administered to prevent the duplication of benefits provided under this SERP and any other qualified or nonqualified plan maintained in whole or in part by the Principal Sponsor.

9.7. REFERENCES TO LAWS. Any reference in this SERP to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation.

9.8. EFFECT ON EMPLOYMENT. Neither the terms of this SERP nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee. The terms of this SERP shall not give any employee the right to be retained in the employment of any Employer.

9.9. CHOICE OF LAW. This instrument has been executed and delivered in the State of Minnesota and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Minnesota.

                           APPENDIX A

                       SAMPLE COMPUTATIONS

       The following examples are intended to illustrate the computation of benefits under the SERP


EXAMPLE 1:               Pension Plan              Excess Plan                    SERP


Actual age upon early    60                           60                           60
retirement in this
example
-------------------------------------------------------------------------------------------------------------------
Benefit Service at the   5                             5                            5
effective date for
commencement of SERP
participation
-------------------------------------------------------------------------------------------------------------------
Benefit Service upon     10                           10                           20
early retirement
-------------------------------------------------------------------------------------------------------------------
Vesting Service upon     10                           10                           20
early retirement for
early discount
purposes
-------------------------------------------------------------------------------------------------------------------
Final Average            $150,000                     $500,000 (lower than         $600,000 (higher than Excess
Earnings upon early                                   SERP because of 60           Plan because of
retirement                                            month rule)                  36 month rule)
-------------------------------------------------------------------------------------------------------------------
Age 65 single life       60% x 10/30 x $150,000 =     60% x 10/30 x $500,000 =     60% x 20/30 x $600,000 =
annuity "gross"          $30,000                      $100,000                     $140,000
benefit (ignoring for
the purpose of this
example the Covered
Compensation offset)
-------------------------------------------------------------------------------------------------------------------
Age 65 benefit payable   $30,000                      $100,000 - $30,000 =         $240,000 - $30,000 - $70,000 =
from this plan                                        $70,000                      $240,000
-------------------------------------------------------------------------------------------------------------------
Reduction for this       24 months x 7/12% = 14%      24 months x 7/12% = 14%    60 months x 5/12% = 25%
piece of the benefit
for commencement at
age 60
-------------------------------------------------------------------------------------------------------------------
Benefit at early         $30,000 - (14% x $30,000) =  $70,000 - (14% x 70,000) =   $140,000 - (25% x $140,000) =
retirement age from      $25,800                      $60,200                      $105,000
this plan
-------------------------------------------------------------------------------------------------------------------


EXAMPLE 2:               Pension Plan                 Excess Plan                 SERP
-------------------------------------------------------------------------------------------------------------------
Actual age upon early    55                            55                         55
retirement in this
example
-------------------------------------------------------------------------------------------------------------------
Benefit Service at the   5                              5                          5
effective date for
commencement of SERP
participation
-------------------------------------------------------------------------------------------------------------------
Benefit Service upon     10                            10                         20
early retirement
-------------------------------------------------------------------------------------------------------------------
Vesting Service upon     10                            10                         20
early retirement for
early discount
purposes
-------------------------------------------------------------------------------------------------------------------
Final Average            $150,000                      $500,000 (lower than       $600,000 (higher than Excess
Earnings at                                            SERP because of 60         Plan because of
retirement                                             month rule)                36 month rule)
-------------------------------------------------------------------------------------------------------------------
Age 65 single life       60% x 10/30 x $150,000 =      60% x 10/30 x $500,000 =   60% x 20/30 x $600,000 =
annuity "gross"          $30,000                       $100,000                   $240,000
benefit (ignoring for
the purpose of this
example the Covered
Compensation offset)
-------------------------------------------------------------------------------------------------------------------
Age 65 benefit payable   $30,000                       $100,000 - $30,000=        $240,000 - $30,000 - $70,000 =
from this plan                                         $70,000                    $140,000
-------------------------------------------------------------------------------------------------------------------
Reduction for this       60 months x 7/12% = 35%       60 months x 7/12% = 35%    120 months x 5/12% = 50%
piece of the benefit     plus                          plus
for commencement at      24 months x 1/3% = 8%         24 months x 1/3% = 8%
age 55                   total = 43%                   total = 43%
-------------------------------------------------------------------------------------------------------------------
Benefit at early         $30,000 - (43% x $30,000) =   $70,000 - (43% x 70,000) = $140,000 - (50% x $140,000) =
retirement age from      $17,100                       $39,900                    $70,000
this plan
-------------------------------------------------------------------------------------------------------------------


                                   APPENDIX B
                                   DEFINITIONS

   When used in the SERP with initial capital letters, the following terms shall have the following meanings.

""CAUSE'' shall mean with respect to termination of Participant's employment hereunder

   (a) an act or acts of personal dishonesty by Participant intended to result in substantial personal enrichment of Participant at the expense of the Principal Sponsor.

   (b) an act or acts of personal dishonesty by Participant intended to cause substantial injury to the Principal Sponsor.

   (c) material breach (other than as a result of a Disability) by Participant of Participant's obligations under written agreement between the Principal Sponsor and the Participant which action was

        (i) undertaken without a reasonable belief that the action was in the best interest of the Principal Sponsor, and

        (ii) not remedied within a reasonable period of time after receipt of written notice from the Principal Sponsor specifying the alleged breach, or

   (d)  the conviction of Participant of a felony.

"CHANGE IN CONTROL" means any one of the following:

   (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) or the Securities Exchange Act of 1934 (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of the Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of Common Stock of Northwest Airlines Corporation (the "Outstanding Parent Common Stock") or (ii) the combined voting power of the then outstanding voting securities of Northwest Airlines Corporation entitled to vote generally in the election of directors (the "Outstanding Parent Voting Securities"); or

   (b) Individuals who, as of June 1, 1994, constitute the Board of Directors of Northwest Airlines Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board: provided, however, that any individual becoming a director subsequent to June 1, 1994, whose election or nomination for election by Northwest Airlines Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors or Northwest Airlines Corporation; or

   (c) Approval by the shareholders of Northwest Airlines Corporation of a reorganization, merger or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Parent Common Stock and Outstanding Parent Voting Securities immediately prior to such Business Combination beneficially own, directly, or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Northwest Airlines Corporation through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Parent Stock and Outstanding Parent Voting Securities, as the case may be and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of such Board, providing for such Business
        Combination: or

   (d) Approval by the shareholders of Northwest Airlines Corporation of (i) a complete liquidation or dissolution of Northwest Airlines Corporation or (ii) the sale or other disposition of all or substantially all of the assets of Northwest Airlines Corporation, other than to a corporation with respect to which following such sale or other disposition, (X) more than 50% of, respectively, the ten outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners respectively, of the Outstanding Parent Common stock and Outstanding Parent Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership immediately prior to such sale or other disposition of the Outstanding Parent Common Stock and Outstanding Parent Voting Securities, as the case may be and (Y) at least a majority of the members of the board of directors of such corporation wee members of the Incumbent Board at the time of the execution of the initial agreement, or other action of such Board, providing for such sale or other disposition of assets of Northwest Airlines Corporation or were elected, appointed or nominated by the Incumbent Board.

"GOOD REASON" shall mean with respect to an Participant, any one or more of the following:

   (a) a material reduction in participant's compensation or other benefits (except as permitted hereunder);

   (b) any material change in participant's job responsibilities: provided that, so long as Participant retains a substantial part of his then current oversight responsibility, a transfer of a portion of such oversight responsibility of Participant shall not in and of itself constitute a material change in Participant's job responsibilities.

   (c) the relocation of the Principal Sponsor's principal Participant offices to a location outside the Minneapolis-St. Paul Metropolitan Area;

   (d) a failure by the Principal Sponsor to comply with any material provision of a written agreement between the Principal Sponsor and the Participant which has not been cured within ten (10) days after the Principal Sponsor knows or has notice of such noncompliance.

In order for an Participant's termination of his employment to be considered for Good Reason, such termination must occur within one (1) year after the event giving rise to such Good Reason. Participant's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

                                      B-2